Pediatrix Medical Group, Inc. (NYSE:MD) Supplemental Disclosure May 30, 2024

2024 Operational Updates Continued focus on operating efficiency and stabilization of margin profile. Previously announced portfolio optimization on track to be completed before end of 2024. Company is exiting a meaningful number of office-based practices and its primary and urgent care business. Annualized Adj. EBITDA impact of portfolio optimization plans of approximately $30 million, based on actual 2023 results. Reiterate anticipated 2024 Adj. EBITDA range of $200 million to $220 million.1 Includes in-year impact of portfolio optimization plans. 1 Adjusted EBITDA, which is a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization, and transformational and restructuring related expenses. For a reconciliation of forward-looking Adjusted EBITDA to the most directly comparable GAAP measure, see the next slide.

2024 Operational Updates (continued)

Forward Looking Statements Certain statements and information in this presentation may be deemed to contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, but are not limited to, statements relating to the Company’s objectives, plans and strategies, and all statements, other than statements of historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements in this presentation are made as of the date hereof, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments, and business decisions to differ materially from forward-looking statements are described in the Company’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, including the sections entitled “Risk Factors”, as well the Company’s current reports on Form 8-K, filed with the Securities and Exchange Commission, and include the impact of the Company’s portfolio optimization strategy, termination of the Company’s then third-party revenue cycle management provider and transition to a hybrid revenue cycle management model with one or more new third-party service providers, including any transition costs associated therewith; the impact of surprise billing legislation; the effects of economic conditions on the Company’s business; the effects of the Affordable Care Act and potential healthcare reform; the Company’s relationships with government-sponsored or funded healthcare programs, including Medicare and Medicaid, and with managed care organizations and commercial health insurance payors; the Company’s ability to comply with the terms of its debt financing arrangements; the impact of the COVID-19 pandemic on the Company and its financial condition and results of operations; the impact of the divestiture of the Company’s anesthesiology and radiology medical groups; the impact of management transitions; the timing and contribution of future acquisitions or organic growth initiatives; the effects of share repurchases; and the effects of the Company’s transformation initiatives, including its reorientation on, and growth strategy for, its pediatrics and obstetrics business.